Exhibit 99.2

                                 Webcast Audio
                                 -------------

The audio of Eagle Broadband's April 11, 2005, webcast will be available for a period of 12 months in the Audio Archive of the Eagle Broadband, Inc., corporate web site at http://investor.eaglebroadband.com/archives.cfm.